UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

LASER PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-56166	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 N. Keller Rd.
Suite G
Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LASE	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On October 3, 2022, the registrant (“Laser Photonics”) entered into a Services Agreement with TraDigital Marketing Group, LLC (“TraDigital”) to provide consulting services in the area of strategic advisory, sponsored editorial content and digital marketing services for a period of three months commencing October 4, 2022. Laser Photonics entered into the Services Agreement in connection with the closing of its underwritten initial public offering of 3,000,000 shares of its common stock at a public offering price of $5.00 per share for gross proceeds of $15,000,000, before underwriting discounts and commissions (the “Offering”). Under the terms of the Services Agreement, Laser Photonics agreed to pay cash of $400,000 as a digital marketing cost and $50,000 as a content marketing cost. In addition, Laser Photonics will issue 350,000 restricted shares of its common stock which have piggy-back registration rights and that are not dilutable until TraDigital can trade these shares of common stock without any restriction under the terms of SEC Rule 144, except for issuances by Laser Photonics of its common stock upon (i) the conversion of the underwriters warrant issued by the Company to Alexander Capital, L.P. in connection with the Offering , (ii) the issuance of any shares of Laser Photonics’ common stock upon a stock split, stock dividend, or any subdivision of such shares; (iii) the issuance of Laser Photonics’ common stock (or options to purchase such shares) to employees or directors of, or consultants to, Laser Photonics pursuant to its 2019 Stock Incentive Plan or (iv) the issuance of any shares of Laser Photonics common stock in connection with a commercial bank financing transaction. The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Services Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02. Sale of Unregistered Securities.

The sale of the securities under the Services Agreement was exempt from registration under Section 4(a)(2) of the Securities Act of 1933. The information contained in Item 1.01, above, is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1	Services Agreement dated October 3, 2022 between TraDigital Marketing Group, LLC and Laser Photonics Corporation

104	Cover Page interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2022	LASER PHOTONICS CORPORATION

	By:	/s/ Wayne Tupuola
Wayne Tupuola
President and CEO

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